EXHIBIT 10.4

Consulting and Confidentiality Agreement

This Consulting Agreement (Agreement) is made and entered into, effective October 1, 2015 by and between Robert Belts (RB) and Koolbridge Solar (KBS).

Consulting Agreement

RB is not an employee of Koolbridge Solar for any purpose, whatsoever, but is an independent contractor.

RB agrees to furnish advice, information and cooperation to KBS as may be requested by KBS and as may reasonably necessary. RB shall assume and retain discretion over methods, techniques and procedures in performance of his obligations under this Agreement. It is understood and agreed between the parties that this Agreement contemplates that substantially all of the services needed to discharge RB's duties are to be personally performed by RB.

RB shall have no power or authority to create any contract or obligation, either expressed or implied, on behalf, in the name of, or binding upon KBS, unless consented thereto in advance in writing.

The parties hereto understand and agree that RB will not be treated by KBS as an "employee" for any Federal or State tax purposes. Accordingly, RB shall be responsible for all taxes imposed including employment, social security and Medicare taxes, worker's compensation, and state and federal withholding, specific to RB's services.

Koolbridge Solar will issue RB a 1099 for consulting service fees at the end of each calendar year.

RB Responsibilities and Compensation

RB will serve as Chief Financial Officer (CFO) of KBS which responsibilities will include customary CFO duties for KBS on an as needed basis. Included are duties for KBS as a private company and the duties for KBS as a public company, when that occurs. RB agrees he will work exclusively for KBS during the term of this agreement.

RB fees for consulting services will be $100.00 per hour worked. RB will be paid $10,000 retainer for services upon presentation of an RB invoice for such amount. RB agrees to purchase a minimum of $8,000 up to a maximum of $10,000 of KBS stock in connection with being paid a retainer for services. RB will offset the retainer with monthly invoices for work performed until such time as the retainer has been reduced to zero. At that time, RB and KBS will revise and update the consulting agreement for on- going work.

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Travel, car rental, lodging, meals and other approved business expenses incurred in connection with providing consulting services will be reimbursed by KBS.

Invoices will be provided to KBS on a monthly basis for consulting services and for expenses. Expenses will be supported with receipts.

Confidential Information;

Nondisclosure; Noncompetition; Termination

RB shall be bound by the confidentially and non disclosure agreement previously entered into between RB and KBS.

Termination. Either party may terminate the engagement for any reason at any time with ten days notice.

Miscellaneous

Entire Agreement. This Agreement constitutes the entire Agreement and understanding between the parties.

The parties hereto acknowledge that they have read this Agreement, fully understand it, and have freely and voluntarily entered into it.

RB

DATED: _______________	By:	/s/ Robert E. Belts
Robert E. Belts

Koolbridge Solar

DATED: ________________	By:	/s/ John Stephen Burnett
John Stephen Burnett, CEO

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Consulting and Confidentiality Agreement

Addendum #1

This Consulting Agreement (Agreement), Addendum #1, is made and entered into, effective April 1, 2016 by and between Robert Belts (RB) and Koolbridge Solar (KBS).

Consulting Agreement

RB is not an employee of Koolbridge Solar for any purpose, whatsoever, but is an independent contractor.

RB agrees to furnish advice, information and cooperation to KBS as may be requested by KBS and as may reasonably necessary. RB shall assume and retain discretion over methods, techniques and procedures in performance of his obligations under this Agreement. It is understood and agreed between the parties that this Agreement contemplates that substantially all of the services needed to discharge RB's duties are to be personally performed by RB.

RB shall have no power or authority to create any contract or obligation, either expressed or implied, on behalf, in the name of, or binding upon KBS, unless consented thereto in advance in writing.

The parties hereto understand and agree that RB will not be treated by KBS as an "employee" for any Federal or State tax purposes. Accordingly, RB shall be responsible for all taxes imposed including employment, social security and Medicare taxes, worker's compensation, and state and federal withholding, specific to RB's services.

Koolbridge Solar will issue RB a 1099 for consulting service fees at the end of each calendar year.

RB Responsibilities and Compensation

RB will serve as Chief Financial Officer (CFO) of KBS which responsibilities will include customary CFO duties for KBS on an as needed basis. Included are duties for KBS as a private company and the duties for KBS as a public company, when that occurs. RB agrees he will work exclusively for KBS during the term of this agreement.

RB fees for consulting services will be $100.00 per hour worked. RB will be issued 160,000 shares of KBS stock valued as of April 1, 2016 at $0.25 per share or total value of $40,000. $25,000 of the total is for CFO services for the 2016 calendar year. $15,000 of the total is for specific accounting services agreed to between RB and Stephen Burnett. These services may extend into 2017 or may be increased during 2016 as the work scope warrants. RB will submit monthly invoices for the performed specific accounting services portion of this agreement.

Travel, car rental, lodging, meals and other approved business expenses incurred in connection with providing consulting services will be reimbursed by KBS.

Invoices will be provided to KBS on a monthly basis for consulting services and for expenses. Expenses will be supported with receipts.

Confidential Information;
Nondisclosure; Noncompetition; Termination

RB shall be bound by the confidentially and non disclosure agreement previously entered into between RB and KBS.

This Addendum supersedes and replaces any prior agreements between RB and KBS

Termination. Either party may terminate the engagement for any reason at any time with ten days notice.

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Miscellaneous

Entire Agreement. This Agreement constitutes the entire Agreement and understanding between the parties.

The parties hereto acknowledge that they have read this Agreement, fully understand it, and have freely and voluntarily entered into it.

RB

DATED: _______________	By:	/s/ Robert E. Belts
Robert E. Belts

Koolbridge Solar

DATED: ________________	By:	/s/ John Stephen Burnett
John Stephen Burnett, CEO

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